                                 EXHIBIT H.XVIII

                          EXPENSE LIMITATION AGREEMENT

     THIS AGREEMENT, dated as of February 6, 2008, between The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. (each a "Company" and collectively, the "Companies") on behalf of each series of the Companies (each a "Fund" and collectively, the "Funds") and Hartford Investment Financial Services, LLC (the "Adviser").

     WHEREAS, the Adviser has been appointed the investment adviser of each of the Funds pursuant to an Investment Management Agreement between each Company, on behalf of the Funds, and the Adviser; and

     WHEREAS, each Company and the Adviser desire to enter into the arrangements described herein relating to certain expenses of the Funds;

     NOW, THEREFORE, each Company and the Adviser hereby agree as follows:

     1. For the period commencing November 1, 2007 through February 28, 2009, the Adviser hereby agrees to reimburse Fund expenses, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to the extent necessary to maintain the net annual operating expenses specified for the class of shares of each Fund listed on Schedule A.

     2. The reimbursement described in Section 1 above is not subject to recoupment by the Adviser.

     3. The Adviser understands and intends that the Funds will rely on this Agreement (1) in preparing and filing amendments to the registration statements for the Companies on Form N-1A with the Securities and Exchange Commission, (2) in accruing each Fund's expenses for purposes of calculating its net asset value per share and (3) for certain other purposes and expressly permits the Funds to do so.

     4. This Agreement shall renew automatically for one-year terms unless the Adviser provides written notice of termination prior to the start of such term.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

THE HARTFORD MUTUAL FUNDS, INC.


Name: /s/ Tamara L. Fagely
      ----------------------------------
      Tamara L. Fagely
Title: Vice President, Treasurer and
       Controller


THE HARTFORD MUTUAL FUNDS II, INC.


Name: /s/ Tamara L. Fagely
      ----------------------------------
      Tamara L. Fagely
Title: Vice President, Treasurer and
       Controller


HARTFORD INVESTMENT FINANCIAL SERVICES, LLP


Name: /s/ Robert Arena
      ----------------------------------
      Robert Arena
Title: Manager, Senior Vice President
       /Business Line Principal

                                   SCHEDULE A

                                                   TOTAL NET ANNUAL OPERATING
                                                          EXPENSE LIMIT
                                                 (AS A PERCENT OF AVERAGE DAILY
                     FUND                                  NET ASSETS)
                     ----                        -------------------------------
The Hartford Advisers Fund                               Class A:  1.18%
                                                         Class R3: 1.43%
                                                         Class R4: 1.13%
                                                         Class R5: 0.83%

The Hartford Balanced Allocation Fund                    Class A:  1.40%
                                                         Class B:  2.15%
                                                         Class C:  2.15%
                                                         Class I:  1.15%
                                                         Class R3: 1.78%
                                                         Class R4: 1.48%
                                                         Class R5: 1.18%

The Hartford Balanced Income Fund                        Class A:  1.25%
                                                         Class B:  2.00%
                                                         Class C:  2.00%
                                                         Class Y:  0.90%

The Hartford Capital Appreciation Fund                   Class A:  1.29%
                                                         Class I:  1.04%
                                                         Class R3: 1.54%
                                                         Class R4: 1.24%
                                                         Class R5: 0.94%

The Hartford Capital Appreciation II Fund                Class A:  1.60%
                                                         Class B:  2.35%
                                                         Class C:  2.35%
                                                         Class I:  1.35%
                                                         Class R3: 1.85%
                                                         Class R4: 1.55%
                                                         Class R5: 1.25%
                                                         Class Y:  1.25%

The Hartford Checks and Balances Fund                    Class A:  1.15%
                                                         Class B:  1.90%
                                                         Class C:  1.90%
                                                         Class I:  0.90%

The Hartford Conservative Allocation Fund                Class A:  1.35%
                                                         Class B:  2.10%
                                                         Class C:  2.10%
                                                         Class I:  1.10%
                                                         Class R3: 1.78%
                                                         Class R4: 1.48%
                                                         Class R5: 1.18%

The Hartford Disciplined Equity Fund                     Class A:  1.40%
                                                         Class B:  2.15%
                                                         Class C:  2.15%
                                                         Class R3: 1.65%
                                                         Class R4: 1.35%
                                                         Class R5: 1.05%
                                                         Class Y:  1.00%

The Hartford Dividend and Growth Fund                    Class A:  1.25%
                                                         Class I:  1.00%

                                                         Class R3: 1.50%
                                                         Class R4: 1.20%
                                                         Class R5: 0.90%

The Hartford Equity Growth Allocation Fund               Class A:  1.60%
                                                         Class B:  2.35%
                                                         Class C:  2.35%
                                                         Class I:  1.35%
                                                         Class R3: 1.85%
                                                         Class R4: 1.55%
                                                         Class R5: 1.25%

The Hartford Equity Income Fund                          Class A:  1.25%
                                                         Class B:  2.00%
                                                         Class C:  2.00%
                                                         Class I:  1.00%
                                                         Class R3: 1.60%
                                                         Class R4: 1.30%
                                                         Class R5: 1.00%
                                                         Class Y:  0.90%

The Hartford Fundamental Growth Fund                     Class A:  1.45%
                                                         Class B:  2.20%
                                                         Class C:  2.20%
                                                         Class Y:  1.05%

The Hartford Global Communications Fund                  Class A:  1.60%
                                                         Class B:  2.35%
                                                         Class C:  2.35%
                                                         Class Y:  1.20%

The Hartford Global Equity Fund                          Class A:  1.65%
                                                         Class B:  2.40%
                                                         Class C:  2.40%
                                                         Class I:  1.40%
                                                         Class R3: 1.90%
                                                         Class R4: 1.65%
                                                         Class R5: 1.40%
                                                         Class Y:  1.30%

The Hartford Global Financial Services Fund              Class A:  1.60%
                                                         Class B:  2.35%
                                                         Class C:  2.35%
                                                         Class Y:  1.20%

The Hartford Global Growth Fund                          Class A:  1.48%
                                                         Class B:  2.23%
                                                         Class C:  2.23%
                                                         Class R3: 1.73%
                                                         Class R4: 1.43%
                                                         Class R5: 1.13%
                                                         Class Y:  1.13%

The Hartford Global Health Fund                          Class A:  1.60%
                                                         Class B:  2.35%
                                                         Class C:  2.35%
                                                         Class I:  1.35%
                                                         Class R3: 1.85%
                                                         Class R4: 1.55%
                                                         Class R5: 1.25%
                                                         Class Y:  1.20%

The Hartford Global Technology Fund                      Class A:  1.60%
                                                         Class B:  2.35%

                                                         Class C:  2.35%
                                                         Class Y:  1.20%

The Hartford Growth Fund                                 Class A:  1.30%
                                                         Class B:  2.05%
                                                         Class C:  2.05%
                                                         Class I:  1.05%
                                                         Class L:  1.42%
                                                         Class R3: 1.55%
                                                         Class R4: 1.25%
                                                         Class R5: 0.95%
                                                         Class Y:  0.95%

The Hartford Growth Allocation Fund                      Class A:  1.50%
                                                         Class B:  2.25%
                                                         Class C:  2.25%
                                                         Class I:  1.25%
                                                         Class R3: 1.81%
                                                         Class R4: 1.51%
                                                         Class R5: 1.21%

The Hartford Growth Opportunities Fund                   Class A:  1.36%
                                                         Class B:  2.11%
                                                         Class C:  2.11%
                                                         Class I:  1.11%
                                                         Class L:  1.45%
                                                         Class R3: 1.61%
                                                         Class R4: 1.31%
                                                         Class R5: 1.01%
                                                         Class Y:  1.01%

The Hartford High Yield Fund                             Class A:  1.15%
                                                         Class B:  1.90%
                                                         Class C:  1.90%
                                                         Class I:  0.90%
                                                         Class R3: 1.40%
                                                         Class R4: 1.10%
                                                         Class R5: 0.90%
                                                         Class Y:  0.90%

The Hartford High Yield Municipal Bond Fund              Class A:  1.00%
                                                         Class B:  1.75%
                                                         Class C:  1.75%
                                                         Class I:  0.75%

The Hartford Income Fund                                 Class A:  0.95%
                                                         Class B:  1.70%
                                                         Class C:  1.70%
                                                         Class Y:  0.70%

The Hartford Income Allocation Fund                      Class A:  1.20%
                                                         Class B:  1.95%
                                                         Class C:  1.95%
                                                         Class I:  0.95%
                                                         Class R3: 1.59%
                                                         Class R4: 1.29%
                                                         Class R5: 0.99%

The Hartford Inflation Plus Fund                         Class A:  0.85%
                                                         Class B:  1.60%
                                                         Class C:  1.60%
                                                         Class I:  0.60%
                                                         Class R3: 1.25%

                                                         Class R4: 1.00%
                                                         Class R5: 0.76%
                                                         Class Y:  0.60%

The Hartford International Growth Fund                   Class A:  1.60%
                                                         Class B:  2.35%
                                                         Class C:  2.35%
                                                         Class I:  1.35%
                                                         Class R3: 1.85%
                                                         Class R4: 1.55%
                                                         Class R5: 1.25%
                                                         Class Y:  1.20%

The Hartford International Opportunities Fund            Class A:  1.57%
                                                         Class B:  2.32%
                                                         Class C:  2.32%
                                                         Class R3: 1.82%
                                                         Class R4: 1.52%
                                                         Class R5: 1.22%
                                                         Class Y:  1.22%

The Hartford International Small Company Fund            Class A:  1.60%
                                                         Class B:  2.35%
                                                         Class C:  2.35%
                                                         Class I:  1.35%
                                                         Class Y:  1.20%

The Hartford LargeCap Growth Fund                        Class A:  1.25%
                                                         Class B:  2.00%
                                                         Class C:  2.00%
                                                         Class Y:  0.85%

The Hartford MidCap Fund                                 Class A:  1.37%

The Hartford MidCap Growth Fund                          Class A:  1.35%
                                                         Class B:  2.10%
                                                         Class C:  2.10%
                                                         Class Y:  0.95%

The Hartford MidCap Value Fund                           Class A:  1.40%
                                                         Class B:  2.15%
                                                         Class C:  2.15%
                                                         Class Y:  1.00%

The Hartford Money Market Fund                           Class A:  0.90%
                                                         Class B:  1.65%
                                                         Class C:  1.65%
                                                         Class R3: 1.15%
                                                         Class R4: 0.85%
                                                         Class R5: 0.65%
                                                         Class Y:  0.65%

The Hartford Retirement Income Fund                      Class A:  1.20%
                                                         Class B:  1.95%
                                                         Class C:  1.95%
                                                         Class R3: 1.60%
                                                         Class R4: 1.30%
                                                         Class R5: 1.00%
                                                         Class Y:  0.85%

The Hartford Select MidCap Value Fund                    Class A:  1.30%
                                                         Class B:  2.05%
                                                         Class C:  2.05%
                                                         Class Y:  0.90%

The Hartford Select SmallCap Value Fund                  Class A:  1.60%

                                                         Class B:  2.35%
                                                         Class C:  2.35%
                                                         Class Y:  1.20%

The Hartford Short Duration Fund                         Class A:  0.90%
                                                         Class B:  1.65%
                                                         Class C:  1.65%
                                                         Class Y:  0.65%

The Hartford Small Company Fund                          Class A:  1.40%
                                                         Class B:  2.15%
                                                         Class C:  2.15%
                                                         Class I:  1.15%
                                                         Class R3: 1.65%
                                                         Class R4: 1.35%
                                                         Class R5: 1.05%
                                                         Class Y:  1.00%

The Hartford SmallCap Growth Fund                        Class A:  1.40%
                                                         Class B:  2.15%
                                                         Class C:  2.15%
                                                         Class I:  1.15%
                                                         Class L:  1.25%
                                                         Class R3: 1.65%
                                                         Class R4: 1.35%
                                                         Class R5: 1.05%
                                                         Class Y:  1.05%

The Hartford Stock Fund                                  Class A:  1.25%
                                                         Class R3: 1.50%
                                                         Class R4: 1.20%
                                                         Class R5: 0.90%

The Hartford Strategic Income Fund                       Class A:  1.15%
                                                         Class B:  1.90%
                                                         Class C:  1.90%
                                                         Class I:  0.90%

The Hartford Target Retirement 2010 Fund                 Class A:  1.25%
                                                         Class B:  2.00%
                                                         Class C:  2.00%
                                                         Class R3: 1.65%
                                                         Class R4: 1.35%
                                                         Class R5: 1.05%
                                                         Class Y:  0.90%

The Hartford Target Retirement 2020 Fund                 Class A:  1.30%
                                                         Class B:  2.05%
                                                         Class C:  2.05%
                                                         Class R3: 1.70%
                                                         Class R4: 1.40%
                                                         Class R5: 1.10%
                                                         Class Y:  0.95%

The Hartford Target Retirement 2030 Fund                 Class A:  1.35%
                                                         Class B:  2.10%
                                                         Class C:  2.10%
                                                         Class R3: 1.75%
                                                         Class R4: 1.45%
                                                         Class R5: 1.15%
                                                         Class Y:  1.00%

The Hartford Tax-Free California Fund                    Class A:  0.85%
                                                         Class B:  1.60%

                                                         Class C:  1.60%
                                                         Class Y:  0.75%

The Hartford Tax-Free Minnesota Fund                     Class A:  0.85%
                                                         Class B:  1.60%
                                                         Class C:  1.60%
                                                         Class L:  0.90%

The Hartford Tax-Free National Fund                      Class A:  0.85%
                                                         Class B:  1.60%
                                                         Class C:  1.60%
                                                         Class I:  0.60%
                                                         Class L:  0.80%
                                                         Class Y:  0.60%

The Hartford Tax-Free New York Fund                      Class A:  0.85%
                                                         Class B:  1.60%
                                                         Class C:  1.60%
                                                         Class Y:  0.75%

The Hartford Value Fund                                  Class A:  1.40%
                                                         Class B:  2.15%
                                                         Class C:  2.15%
                                                         Class I:  1.15%
                                                         Class R3: 1.65%
                                                         Class R4: 1.35%
                                                         Class R5: 1.05%
                                                         Class Y:  1.00%
The Hartford Value Opportunities Fund                    Class A:  1.40%
                                                         Class B:  2.15%
                                                         Class C:  2.15%
                                                         Class I:  1.15%
                                                         Class L:  1.45%
                                                         Class R3: 1.65%
                                                         Class R4: 1.35%
                                                         Class R5: 1.05%
                                                         Class Y:  1.05%